Commitments	12 Months Ended
Dec. 31, 2020
Disclosure of Commitments [abstract]
Commitments	Commitments
a)Capital Commitments

As at December 31, 2020, we had contracted for $1.76 billion of capital expenditures that have not yet been incurred for the purchase and construction of property, plant and equipment. This amount includes $1.58 billion for QB2, $52 million for our steelmaking coal operations and $127 million for our 22.5% share of Antamina. The amount includes $1.53 billion that is expected to be incurred within one year and $230 million within two to five years.

b)Red Dog Royalty

In accordance with the operating agreement governing the Red Dog mine, TAK pays a royalty to NANA Regional Corporation, Inc. (NANA) on the net proceeds of production. A 25% royalty became payable in the third quarter of 2007 after we had recovered cumulative advance royalties previously paid to NANA. The net proceeds of production royalty rate will increase by 5% every fifth year to a maximum of 50%. The increase to 35% of net proceeds of production occurred in the fourth quarter of 2017. An expense of US$175 million was recorded in 2020 (2019 – US$231 million) in respect of this royalty.

c)Antamina Royalty

Our interest in the Antamina mine is subject to a net profits royalty equivalent to 7.4% of our share of the mine’s free cash flow. An expense of $27 million was recorded in 2020 (2019 – $16 million) in respect of this royalty.

d)Purchase Commitments

We have a number of forward purchase commitments for the purchase of concentrates and other process inputs, and for shipping and distribution of products, which are incurred in the normal course of business. The majority of these contracts are subject to force majeure provisions.

We have contractual arrangements for the purchase of power for the expansion of our Quebrada Blanca Operations. These contracts contain monthly fixed prices and variable prices per hour and were effective from dates between November 2016 and December 2020. In 2018, we entered into a 20-year contractual arrangement to purchase power for our Trail Operations, with an option to extend for a further 10 years. This arrangement requires payments of $75 million per year, escalating at 2% per year.